                                                                    Exhibit 99.1

                                                           FOR IMMEDIATE RELEASE

               SL INDUSTRIES, INC. ANNOUNCES FINANCIAL RESULTS FOR
                   ITS THIRD QUARTER ENDED SEPTEMBER 30, 2007

      MT. LAUREL, NEW JERSEY, NOVEMBER 13, 2007 . . . SL INDUSTRIES,  INC. (AMEX
& PHLX:  SLI)  announced  today  that net  sales  for the  third  quarter  ended
September  30,  2007 were  $50,652,000,  compared to  $45,165,000  for the third quarter last year, an increase of  $5,487,000,  or 12%.  Income from  continuing operations was $2,467,000,  or $0.42 per diluted share,  compared to income from continuing  operations of $1,806,000,  or $0.31 per diluted share,  for the same period in 2006.  Third quarter results include the financial  performance of MTE
Corporation  ("MTE"),  which was acquired on October 31, 2006.  Net sales of MTE for the  third  quarter  of 2007  were  $5,588,000,  with  operating  income  of
$962,000.

      Net sales from  continuing  operations for the nine months ended September
30, 2007 were  $151,709,000,  compared to net sales of $127,564,000 for the nine months ended September 30, 2006, an increase of $24,145,000, or 19%. Income from continuing  operations  for  the  nine  months  ended  September  30,  2007  was
$7,741,000,  or $1.33 per diluted  share,  compared  to income  from  continuing operations of $5,146,000,  or $0.88 per diluted share,  for the same period last year. Results for the nine months ended September 30, 2007 include the financial performance  of MTE. Net sales of MTE for the nine month period ended  September
30, 2007 were $15,152,000, with operating income of $2,154,000.

      Each of the Company's four business segments reported  increased sales and earnings,  compared  to the  first  nine  months  of the  prior  year.  SL Power
Electronics  Corp.  recorded net sales of  $69,622,000  and operating  income of
$6,209,000,  as compared to net sales of  $65,065,000  and  operating  income of
$5,631,000  for the same  period in 2006.  The  results of SL Power  Electronics
Corp. include nine months  performance of the Ault business,  which was acquired on January 26, 2006. The High Power Group recorded net sales of $44,512,000  and operating  income of  $6,189,000,  as compared to net sales of  $26,976,000  and operating  income of  $4,100,000  for the same period last year.  The High Power
Group includes the results of MTE. SL Montevideo  Technology,  Inc. recorded net sales of  $20,865,000  and operating  income of  $2,352,000,  as compared to net sales of $18,825,000 and operating  income of $818,000 for the first nine months of  2006.  And RFL  Electronics  Inc.  recorded  net  sales of  $16,710,000  and operating  income of  $1,725,000,  as compared to net sales of  $16,698,000  and operating income of $1,417,000 for the same period last year.

      Engineering and product development  expenses for the first nine months of
2007 increased by $459,000,  or approximately 5%, as compared to the same period last  year.  The  acquisition  of MTE  accounted  for  $701,000  of  engineering expenses.  Other than SL Montevideo  Technology,  all of the Company's  business segments  increased or  maintained  their  engineering  and product  development expenditures in 2007. SL Montevideo  Technology  decreased  product  development expenses by $486,000,  as it incurred  significant  costs in 2006 related to the development of several new product designs and applications.

      The Company  reported net new orders of $51.1 million in the third quarter of 2007,  compared  to net new orders of $41.5  million in the third  quarter of
2006.  Net new  orders  for the  nine-month  period  ended  September  30,  2007 increased $22.8 million from the same period last year. Backlog at September 30,
2007 was $56.0 million, as compared to $53.8 million a year earlier.

      Commenting  on the results,  James  Taylor,  Chief  Executive  Officer and
President of SL  Industries,  Inc. said, "SL Power  Electronics  Corp.  reported robust bookings and new program awards from OEM customers,  but experienced weak demand in the  distribution  market  segment.  SLPE did  achieve  a  significant milestone  during the period by implementing an integrated  enterprise  resource planning  ("ERP")  system to combine the Ault and Condor  business  lines.  This project  drew  on  the  talents  and  dedication  of  employees  throughout  the subsidiary, who overcame significant language,  training, cultural and time zone challenges to succeed.  With its new ERP system in place,  SL Power  Electronics will be able to increase its productivity and improve customer responsiveness in the future.  In  addition,  SLPE will now be able to take full  advantage of its manufacturing,  engineering and sales  capabilities in the People's  Republic of
China."

      "The High Power Group continued to benefit from the excellent  performance of MTE.  Strong  orders from  medical and mineral  resource  recovery  equipment manufacturers,  offset  weaker  demand  in the  semiconductor  and  construction markets. Teal Electronics,  the other member of the High Power Group,  continued
to  experience  declining  margins due to  increasing  raw  materials  costs and production  inefficiencies.  Both  MTE  and  Teal  accelerated  the  process  of transferring production to Mexico and China during the quarter."

      Taylor continued,  "SL Montevideo  Technology continued to record improved results,  since the subsidiary  renewed its focus on targeted  market niches and lean  manufacturing  improvements.  Strong order activity during the quarter was recorded from customers in the commercial aerospace industry."

      "RFL  Electronics  recorded  stable bookings and sales over the first nine months  of the  year.  RFL's  margin  continued  to be  excellent  due to strong productivity and favorable product mix. Since the end of the third quarter,  RFL has experienced an increase in order activity,  but it is too early to determine if this signals an improvement in overall market demand."

      Taylor added,  "Corporate  and other  expenses,  which relate to corporate administration,  strategic  management and oversight,  capital  financing,  risk management,  corporate governance and controls,  legal and litigation activities and  public  reporting  expenses  were  $4,568,000  for the  nine  months  ended
September  30,  2007,  as  compared to  $4,150,000  for the same period in 2006.
Expenses  attributable to a deferred  executive  compensation plan were $886,000 for the period,  versus  $390,000  for the first nine  months of last year.  The value of the plan is based on the market price of the  Company's  common  stock, which appreciated rapidly at the end of the third quarter."

      Taylor  concluded,  "On July 30, Don Klein joined the Company as President of  the  High  Power  Group.  Don  has an  extensive  background  in  the  power electronics industry, including 13 years with Artesyn Technologies.  At Artesyn, he held several executive  positions,  which included Vice President of Finance,
Vice President of Operations and General Manager of High Power Products.  We are
excited  to have  Don  join the  team  and are  confident  that he will  play an important role executing our power strategy."

ABOUT SL INDUSTRIES, INC.

      SL Industries,  Inc. designs,  manufactures and markets power electronics, power motion, power protection,  teleprotection and communications equipment and systems  that is used in a variety of  medical,  aerospace,  computer,  datacom, industrial, telecom, transportation and electric power utility applications. For more information  about SL Industries,  Inc. and its products,  please visit the
Company's web site at WWW.SLINDUSTRIES.COM.

FORWARD-LOOKING STATEMENTS
      This press release contains statements that are forward-looking statements within the  meaning of the  Private  Securities  Litigation  Reform Act of 1995.
These  statements are based on current  expectations,  estimates and projections about the Company's  business based, in part, on assumptions made by management.
These  statements  are not guarantees of future  performance  and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore,  actual outcomes and results may differ  materially from what is expressed or forecasted in such  forward-looking  statements due to numerous  factors,  including  those described  above and the  following:  the  effectiveness  of the cost  reduction initiatives  undertaken  by the  Company,  changes in demand  for the  Company's products,  product mix, the timing of customer orders and deliveries, the impact of  competitive  products  and  pricing,  constraints  on  supplies  of critical components, excess or shortage of production capacity,  difficulties encountered in the integration of acquired businesses and other risks discussed from time to time in the Company's Securities and Exchange Commission filings and reports. In addition,  such  statements  could be  affected by general  industry  and market conditions and growth rates,  and general  domestic and  international  economic conditions.  Such forward-looking  statements speak only as of the date on which they are made,  and the Company does not undertake any  obligation to update any forward-looking  statement to reflect events or circumstances  after the date of this release.

Contact:

David Nuzzo, Chief Financial Officer
E-mail: David.Nuzzo@slindustries.com
Phone: 856-727-1500, ext. 5515
Facsimile: 856-727-1683

                               SL INDUSTRIES, INC.
                       SUMMARY CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                     September 30,  December 31,
                                                         2007          2006
                                                       --------      --------
                                                      (Unaudited)
                                                      -----------
ASSETS
Current assets:
  Cash and cash equivalents                            $     15      $    757
  Receivables, net                                       31,146        31,184
  Inventories, net                                       23,514        21,090
  Other current assets                                    4,342         3,766
                                                       --------      --------
    Total current assets                                 59,017        56,797
                                                       --------      --------

Property, plant and equipment, net                       11,097        12,132
Intangible assets, net                                   28,825        30,020
Other assets                                              7,721         7,594
                                                       --------      --------
  Total assets                                         $106,660      $106,543
                                                       ========      ========

LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
  Long term debt due within one year                   $   --        $   --
  Current liabilities                                    29,980        29,286
                                                       --------      --------
    Total current liabilities                            29,980        29,286
                                                       --------      --------

 Long term debt, less portion due within one year        10,000        19,800
 Other liabilities                                        6,940         7,038
 Shareholders' equity                                    59,740        50,419
                                                       --------      --------
    Total liabilities and shareholders' equity         $106,660      $106,543
                                                       ========      ========

                                                         SL INDUSTRIES, INC.
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                              (In thousands, except per share amounts)
                                                             (Unaudited)

                                                                           Three Months Ended                Nine Months Ended
                                                                              September 30,                    September 30,
                                                                          2007             2006            2007             2006
                                                                       ---------        ---------       ---------        ---------
Net sales .......................................................      $  50,652        $  45,165       $ 151,709        $ 127,564

Cost and expenses:
  Cost of products sold .........................................         34,419           30,809         101,570           85,946
  Engineering and product development ...........................          3,193            2,917           9,606            9,147
  Selling, general and administrative ...........................          8,280            8,034          25,921           22,852
  Depreciation and amortization .................................            876              623           2,705            1,803
                                                                       ---------        ---------       ---------        ---------
Total cost and expenses .........................................         46,768           42,383         139,802          119,748
                                                                       ---------        ---------       ---------        ---------

Income from operations ..........................................          3,884            2,782          11,907            7,816
  Other income(expense):
    Amortization of deferred financing costs ....................            (22)             (22)            (66)             (66)
    Interest income .............................................             15                2              33               30
    Interest expense ............................................           (130)            (153)           (710)            (452)
                                                                       ---------        ---------       ---------        ---------

Income from continuing operations before income taxes ...........          3,747            2,609          11,164            7,328

Income tax provision ............................................          1,280              803           3,423            2,182
                                                                       ---------        ---------       ---------        ---------
Income from continuing operations ...............................          2,467            1,806           7,741            5,146
(Loss)from discontinued operations(net of tax) ..................           (316)            (148)         (1,104)            (445)
                                                                       ---------        ---------       ---------        ---------
Net income ......................................................      $   2,151        $   1,658       $   6,637        $   4,701
                                                                       =========        =========       =========        =========

Basic net income(loss)per common share
  Income from continuing operations .............................      $    0.43        $    0.32       $    1.37        $    0.91
  (Loss)from discontinued operations(net of tax) ................          (0.06)           (0.03)          (0.19)           (0.08)
                                                                       ---------        ---------       ---------        ---------
  Net income ....................................................      $    0.38*       $    0.29       $    1.17*       $    0.84*
                                                                       =========        =========       =========        =========

Diluted net income(loss)per common share
  Income from continuing operations .............................      $    0.42        $    0.31       $    1.33        $    0.88
  (Loss)from discontinued operations(net of tax) ................          (0.05)           (0.03)          (0.19)           (0.08)
                                                                       ---------        ---------       ---------        ---------
  Net income ....................................................      $    0.36*       $    0.28       $    1.14*       $    0.81*
                                                                       =========        =========       =========        =========

Shares used in computing basic net income (loss)
  per common share ..............................................          5,730            5,644           5,669            5,628
Shares used in computing diluted net income (loss)
  per common share ..............................................          5,906            5,840           5,834            5,819

                                                         SL INDUSTRIES, INC.
                                           CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
                                                           (In thousands)
                                                             (Unaudited)

                                                                           Three Months Ended                Nine Months Ended
                                                                              September 30,                    September 30,
                                                                          2007             2006            2007             2006
                                                                       ---------        ---------       ---------        ---------
Net income .................................................           $   2,151        $   1,658       $   6,637        $   4,701
Other comprehensive income(net of tax):
Foreign currency translation ...............................                 (41)             (44)             (9)             (26)
Unrealized gain(loss)on securities .........................                 112             --              --                (67)
                                                                       ---------        ---------       ---------        ---------
Comprehensive income .......................................           $   2,222        $   1,614       $   6,628        $   4,608
                                                                       =========        =========       =========        =========
* Earnings per share does not total due to rounding.